UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2013

_________________________________

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

__________________________________

Maryland	1-12928	38-3148187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

31850 Northwestern Highway

Farmington Hills, Michigan 48334

(Address of principal executive offices)

Registrant's telephone number, including area code: (248) 737-4190

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 15, 2013, Agree Realty Corporation (the “Company”) and Agree Limited Partnership (the “Operating Partnership”), for which the Company is the sole general partner, entered into an Underwriting Agreement with Raymond James & Associates, Inc., as representative of the several underwriters named in Schedule I thereto (the “Underwriting Agreement”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 1,725,000 shares (including 225,000 shares issued pursuant to the underwriters’ over-allotment option) of common stock, par value $0.0001 per share, at a purchase price to the public of $27.25 per share. Raymond James & Associates, Inc. served as sole book-running manager for the offering. BMO Capital Markets Corp. served as lead manager for the offering, and Compass Point Research & Trading, LLC, PNC Capital Markets LLC and Piper Jaffray & Co. served as co-managers for the offering.

The offering closed on January 18, 2013, and the Company issued 1,725,000 shares pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-184095), which was declared effective by the Securities and Exchange Commission on October 15, 2012.

The Company received net proceeds from the offering of approximately $44.9 million, after deducting the underwriting discount and estimated offering expenses payable by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 15, 2013, among Agree Realty Corporation, Agree Limited Partnership and Raymond James & Associates, Inc., as representative of the several underwriters named therein
5.1	Opinion of Hunton & Williams LLP regarding legality of the shares
8.1	Opinion of Hunton & Williams LLP regarding tax matters
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Dated: January 18, 2013	By:	/s/ Alan D. Maximiuk
Alan D. Maximiuk Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of January 15, 2013, among Agree Realty Corporation, Agree Limited Partnership and Raymond James & Associates, Inc., as representative of the several underwriters named therein

5.1	Opinion of Hunton & Williams LLP regarding legality of the shares

8.1	Opinion of Hunton & Williams LLP regarding tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)